UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 2, 2004


                                 MEDIA 100 INC.
                                 --------------
               (Exact name of Registrant as specified in charter)

   DELAWARE                         0-14779                      04-2532613
   --------                         -------                      ----------
(State or other                (Commission File               (I.R.S. Employer
 jurisdiction)                      Number)                  Identification No.)


             450 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 460-1600
                                 --------------
                Registrant's Telephone number including area code

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 2, 2004, Optibase Ltd. issued a press release announcing that it had completed the acquisition of substantially all the assets of Media 100 following a favorable judgment from the United States Bankruptcy Court for the District of Massachusetts. The full text of that press release is attached as Exhibit 99.1 hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDIA 100 INC.


                                           By:   /s/ Steven D. Shea
Date:  June 2, 2004                              ------------------
                                           Steven D. Shea
                                           Chief Financial Officer and Treasurer
                                           (Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit Number    Title
--------------    -----
     99.1 Press release issued by Optibase Ltd. on June 2, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.